SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 11, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.  Regulation FD Disclosure.  On October 11, 2004 Hancock Holding Company announced by press release the negotiation of an agreement which will allow Hancock Holding Company to acquire Ross-King-Walker as a division of
Hancock Insurance Agency.  A copy of this press release is attached as Ex. 99.1.

Item 8.01. Other Events.  On October 11, 2004 Hancock Holding Company announced by press release the negotiation of an agreement which will allow Hancock Holding Company to acquire Ross-King-Walker as a division of Hancock Insurance Agency.
A copy of this press release is attached as Ex. 99.1.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated October 11, 2004, headed "Hancock Holding
                             to acquire Ross-King-Walker, Inc."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
October 11, 2004

For More Information
Carl J. Chaney, EVP & Chief Financial Officer, Hancock Bank
228.868.4727 or 1.800.522.6542

Paul D. Guichet, VP, Investor Relations, Hancock Bank
228.214.5242 or 1.800.522.6542

Charles Leggett, Jr., President, Ross-King-Walker, Inc.
601.544.3300 or 1.800.844.7594

                                  Hancock Bank to acquire Ross-King-Walker, Inc.

     GULFPORT,  MS (October 11, 2004) -  Executives  at  105-year-old  Hancock Bank and at  Ross-King-Walker,  Inc,
(RKW) - a well-known  Hattiesburg  based  property  and  casualty  insurance  leader - announced  jointly  today an agreement which will allow Hancock to acquire RKW as a division of Hancock Insurance Agency.

     Established in 1902,  Hancock  Insurance Agency is a wholly owned subsidiary of Hancock Bank, one of America's strongest,  safest  financial  institutions  and the largest  financial  services  company  headquartered  in South
Mississippi.  The  Independent  Insurance  Agents & Brokers of America  (IIABA)  recently  named Hancock  Insurance
Agency a "Best  Practices"  agency.  RKW,  with  current  revenues of $1.75  million and 23 employees at offices in
Hattiesburg,  Pascagoula,  Meridian,  and Columbia, MS, has provided quality protection for thousands of Gulf South families and businesses since 1901.

     "Ross-King-Walker,  Inc., is a  well-established,  highly regarded  Mississippi firm  representing some of the nation's most successful carriers.  We expect this partnership will enhance the insurance  opportunities  available to customers  through Hancock  Insurance Agency and will facilitate RKW clients' access to Hancock's  comprehensive array of commercial  and consumer  financial  services,"  said Hancock Bank President and Chief  Executive  Officer
George A. Schloegel.

     According to the  anticipated  terms of the  agreement,  Hancock will acquire RKW in an all-cash  transaction.
The  post-purchase  entity  will  retain  the RKW name  and  become  an  affiliate  of  Hancock  Insurance  Agency.
Additionally,  RKW  plans  to  maintain  its  existing  agency  team and  operational  structure.  Hancock  and RKW officials  said both  organizations  expect  the  transaction  to close and  become  effective  early in the fourth quarter of 2004.

     "Hancock Bank has always been a community  partner and  financial  services  leader in the Gulf South,  and we have shared a common  commitment  to  integrity  and service for over a century.  We at  Ross-King-Walker  are very pleased  with the  opportunity  to join  Hancock  Insurance  Agency and  believe  our  professional  expertise  and selection of providers will complement  Hancock's suites of quality  products and services.  Our current and future customers  will benefit from our ability to serve them through the strengths of our combined  organizations."  said
RKW President Charles Leggett, Jr.

       Founded  in 1899,  Hancock  Bank  operates  103  full-service  offices  and more than 130  automated  teller machines  throughout South  Mississippi,  Louisiana,  and the Florida  Panhandle.  Other bank subsidiaries  include
Hancock Investment  Services,  Inc., Hancock Mortgage  Corporation,  Magna Insurance Company,  and Harrison Finance
Company.  Hancock Holding Company  (NASDAQ:  HBHC) - the parent company of Hancock Bank  Mississippi,  Hancock Bank of Louisiana, and Hancock Bank of Florida - has assets of $4.6 billion.

     Additional  information  about RKW is available  at  www.rosskingwalker.com.  Readers can access  Hancock Bank corporate profiles as well as online banking and bill pay services at www.hancockbank.com.

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